SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report

                                February 1, 2000

                                   FVNB CORP.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                    Texas                                        74-2871063
(State or other jurisdiction of incorporation                 (I.R.S. Employer
              or organization)                               Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                 (361) 573-6321
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS


The news release of FVNB Corp. dated January 27, 2000, attached and filed herewith as Exhibit 99, is incorporated herein by reference. The release announced FVNB Corp.'s earnings for 1999 and provided a consolidated financial summary for 1999 and unaudited financial information related to the fourth quarter of 1999.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        c. Exhibits

           The following exhibit is filed as part of this report:

           (99) News release of FVNB Corp. dated January 27, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FVNB CORP.
                                     (Registrant)


                                     By: /s/ DAVID M. GADDIS
                                             David M. Gaddis,
                                             President & Chief Executive Officer



Date: February 1, 2000

                                INDEX TO EXHIBIT


EXHIBIT NO                  DESCRIPTION                                   PAGE
----------                  -----------                                   ----
   99                       News release of FVNB Corp.                     5-7
                            dated January 27, 2000